Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made effective as of March 7, 2012, by and among Active Power, Inc. (the “Company”), a corporation organized under the laws of the State of Delaware, with its principal offices at 2128 W. Braker Lane, BK12, Austin, Texas 78758, and the purchasers whose names and addresses are set forth on the signature pages hereof (each a “Purchaser” and collectively the “Purchasers”).

IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed by the parties hereto, the Company and each of the Purchasers, intending to be legally bound, agree as follows:

SECTION 1.      Authorization of Sale of the Shares.  Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale of 14,336,912 shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), of the Company.

SECTION 2.      Agreement to Sell and Purchase the Shares.  At the Closing (as defined in Section 3), the Company will, subject to the terms and conditions of this Agreement, issue and sell to the Purchasers and the Purchasers will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares at the purchase price per share and aggregate purchase prices set forth on the signature pages hereto.  The obligation of each Purchaser to buy Shares shall be a several, and not joint, obligation.

SECTION 3.      Delivery of the Shares at the Closing.  The completion of the purchase and sale of the Shares (the “Closing”) shall occur at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 900 South Capital of Texas Highway, Las Cimas IV, Fifth Floor, Austin, TX 78746-5546, simultaneously with the execution of this Agreement (the date of the execution of this Agreement, the “Closing Date”).

At the Closing, each Purchaser shall deliver, in immediately available funds, the full amount of the purchase price for the Shares being purchased by such Purchaser hereunder by wire transfer to an account designated by the Company and the Company shall deliver to each Purchaser one or more stock certificates registered in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser in writing, representing the number of Shares set forth on such Purchaser’s signature page.  The name(s) in which the stock certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as part of Appendix I.

The Company’s obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to each Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (x) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased hereunder; (y) completion of the purchases and sales under the Agreement with all Purchasers; and (z) the accuracy in all material respects of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing.  Each Purchaser’s obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the following conditions, any one or more of which may be waived by such Purchaser: (a) each of the representations and warranties of the Company in this Agreement (disregarding, for this purpose, all exceptions in those representations and warranties relating to materiality, Material Adverse Effect (as defined below) or any similar standard or qualification) shall be true and correct on and as of the date of this Agreement and as of the Closing Date (except to the extent expressly made as of a specified date, in which case as of such date); (b) receipt by the Purchaser of a certificate executed by the chief executive officer and the chief financial or accounting officer of the Company, dated as of the Closing Date, to the effect of (a) above, and to the effect that the Company has complied in all material respects with the Agreement and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date; (c) the delivery to the Purchaser by counsel to the Company of a legal opinion in a form reasonably acceptable to the Purchaser; (d) the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to the Closing; (e) the execution and delivery by the Company to Kinderhook Partners, L.P. of a resale registration rights agreement in a form reasonably acceptable to such Purchaser (the “Registration Rights Agreement”); and (f) the purchase by each of the other Purchasers of the Shares that they have agreed to purchase from the Company, for total proceeds of $9,749,100.  For the purposes of this Agreement the term “Material Adverse Effect” shall mean a material adverse effect on the condition, properties, business or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, in no event shall any of the following be taken into account in determining whether there has been or will be a Material Adverse Effect: (A) any effect resulting from changes or effects in general worldwide or U.S. economic, capital market or political conditions, which changes or effects do not disproportionately affect the Company, (B) any effect resulting from changes or effects generally affecting the industries or markets in which the Company operates, which changes or effects do not disproportionately affect the Company, (C) any effect resulting from any act of war or terrorism (or, in each case, any escalation thereof), which changes or effects do not disproportionately affect the Company, (D) any changes in applicable laws or regulations or accounting principles or (E) any change in and of itself in the trading price or trading volume of the Company’s Common Stock.

SECTION 4.      Representations, Warranties and Covenants of the Company.  The Company hereby represents and warrants to, and covenants with, the Purchasers, as of the date of this Agreement and as of the Closing Date (except to the extent expressly made as of a specified date, in which case as of such date), as follows:

4.1      Organization and Qualification.  The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Effect.  Each of the Company’s subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Effect.

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4.2      Registration of Offering.  The Company’s Registration Statement on Form S-3 (File No. 333-163301) (the “Registration Statement”) has been declared effective by the Securities and Exchange Commission (the “Commission”) and no stop orders have been issued or, to the knowledge of the Company, are threatened.  The Shares are to be offered and sold pursuant to the Registration Statement and a prospectus contained therein dated December 17, 2009, as supplemented by a prospectus supplement dated March 7, 2012 (the “Prospectus Supplement”) to be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).  The Prospectus Supplement will be filed with the Commission in the manner and within the time period required under Rule 424(b).  The Registration Statement and the Prospectus, as supplemented by the Prospectus Supplement, each comply in all material respects with the Securities Act, and each of the Registration Statement and the Prospectus, as supplemented by the Prospectus Supplement, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The documents incorporated by reference in the Registration Statement and the Prospectus, as supplemented by the Prospectus Supplement, when they were filed with the Commission and as of the date hereof conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained or contains any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4.3      Authorized Capital Stock.  The authorized capital stock of the Company consists of (a) 150,000,000 shares of Common Stock, of which 81,090,323 shares were issued and outstanding as of the close of business on February 28, 2012, and (b) 10,000,000 shares of preferred stock, par value $0.001 per share, of which no shares were issued and outstanding as of February 28, 2012.  The issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities.  Except as set forth in the Commission Documents (as defined in Section 4.12), the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations.  With respect to each of the Subsidiaries, (i) all the issued and outstanding shares of such Subsidiary’s capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and (ii) there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of such Subsidiary’s capital stock or any such options, rights, convertible securities or obligations.

4.4      Issuance, Sale and Delivery of the Shares.  The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be validly issued, fully paid and nonassessable.  No preemptive rights or other rights to subscribe for or purchase any shares of Common Stock of the Company exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement.  Except as set forth in the Commission Documents, no stockholder of the Company has any right to require the Company to register the sale of any capital stock owned by such stockholder.  No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

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4.5      Due Execution, Delivery and Performance of the Agreement.  The Company has full legal right, corporate power and authority to enter into this Agreement and the Registration Rights Agreement and perform the transactions contemplated hereby and thereby.  Each of this Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company.  Each of this Agreement and the Registration Rights Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws and judicial decisions of general application relating to or affecting the enforcement of creditors’ rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution, including but not limited to, indemnification provisions set forth in Section 6 of the Registration Rights Agreement may be limited by federal or state securities law or the public policy underlying such laws.  The execution and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provision of the certificate of incorporation or bylaws of the Company, the organizational documents of any Subsidiary or, to the Company’s knowledge, any applicable law, rule or regulation.  No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental agency or body is required for the execution and delivery of this Agreement or the Registration Rights Agreement by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except for compliance with the Blue Sky laws and the rules and regulations of the Financial Industry Regulatory Authority, Inc. applicable to the offering of the Shares, or the Registration Rights Agreement, except for compliance with the registration requirements of the Securities Act.

4.6      No Defaults or Consents.  Except as would not cause a Material Adverse Effect, individually or in the aggregate, neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event that with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which either the Company or its Subsidiaries or any of its or their properties or businesses is bound, or any franchise, lease, license, permit, judgment, decree, order, statute, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to the Company or any Subsidiary or any of their respective assets or properties, except for such consents or waivers that have already been obtained and are in full force and effect.

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4.7      No Material Adverse Change.  Except as disclosed in the Commission Documents, since December 31, 2011, (i) neither the Company nor any of its Subsidiaries have paid or declared any dividends or other distributions with respect to their capital stock and neither the Company nor any Subsidiary is in default in the payment of principal or interest on any material outstanding debt obligations; (ii) there has not been any change in the capital stock of the Company or its Subsidiaries other than the sale of the Shares hereunder and shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company’s Board of Directors, or indebtedness material to the Company and its Subsidiaries taken as a whole (other than in the ordinary course of business and any required scheduled payments); and (iii) there has not occurred any event that has caused or could reasonably be expected to cause a Material Adverse Effect.

4.8      Compliance.  The Company and its Subsidiaries conduct their business in compliance with all applicable laws, rules and regulations of the jurisdictions in which each is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, except where failure to be so in compliance would not have a Material Adverse Effect.

4.9      Taxes.  The Company and each Subsidiary have filed all required federal, state and foreign income and franchise tax returns and have paid or accrued all taxes shown as due thereon, and none of the Company or any Subsidiary has knowledge of a tax deficiency that has been or might be asserted or threatened against it that could have a Material Adverse Effect.

4.10    Transfer Taxes.  On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will have been fully paid or provided for by the Company.

4.11    Investment Company.  The Company is not, nor will be after giving effect to the sale of the Shares, an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

4.12    Additional Information.  As of their respective filing dates, none of the Commission Documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading. As of the date hereof, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, together with all other documents filed by the Company with the Commission since January 1, 2011, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading. The documents incorporated by reference in the Commission Documents or attached as exhibits thereto, at the time they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable, and the rules and regulations of the Commission thereunder.  Since January 1, 2011, the Company has filed all documents required to be filed by with the Commission pursuant to the reporting requirements of the Exchange Act.  All materials filed or furnished by the Company with the Commission under the Exchange Act or the Securities Act since January 1, 2011 and all amendments thereto, exhibits included therein, financial statements and schedules thereto and documents incorporated by reference therein, are referred to as the “Commission Documents.”

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4.13    Price of Common Stock.  The Company has not taken, directly or indirectly, any action designed to cause or result in, or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of the Common Stock to facilitate the sale or resale of the Shares.

4.14    Listing Compliance.  Except as set forth in the Commission Documents, the Company is in compliance with the requirements of the Nasdaq Global Market for continued listing of the Common Stock thereon.  The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on the Nasdaq Global Market, nor has the Company received any notification that the Commission or the Nasdaq Global Market is contemplating terminating such registration or listing.  The transactions contemplated by this Agreement will not contravene the rules and regulations of the Nasdaq Global Market.  The Company will comply with all requirements of the Nasdaq Global Market with respect to the issuance of the Shares and shall cause the Shares to be listed on the Nasdaq Global Market.

4.15    Legal Proceedings.  There are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement or the Prospectus that are not so described in the Registration Statement and the Prospectus; and there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement and the Prospectus.

4.16    Section 203 of the DGCL.  The Board of Directors of the Company has approved for the purposes of Section 203(a)(1) of the Delaware General Corporation Law (the “DGCL”) Kinderhook Partners, LP becoming an “interested stockholder” (as defined in Section 203(c)(5) of the DGCL) and taken all other actions necessary so that the restrictions contained in Section 203(a) applicable to a “business combination” (as defined in Section 203(c)(3) of the DGCL) shall not apply to the execution, delivery or performance of this Agreement, the Registration Rights Agreement or the issuance of the Shares or the other transactions contemplated by this Agreement or the Registration Rights Agreement.

SECTION 5.      Representations, Warranties and Covenants of the Purchaser.  Each Purchaser represents and warrants to, and covenants with, the Company, as of the date of this Agreement (except to the extent expressly made as of a specified date, in which case as of such date), that:

5.1      Confidentiality.  The Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering.  The Purchaser further acknowledges that (i) the Purchaser may have received material, non-public information about the Company in connection with this offering, (ii) the United States securities laws prohibit any person who has received such information from purchasing or selling securities of the subject issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person may purchase or sell such securities, and (iii) the Purchaser shall not directly or indirectly, offer, sell, assign, transfer, pledge, contract to sell or otherwise dispose of any Common Stock or other securities of the Company while in possession of such material, non-public information.  The Purchaser’s confidentiality obligation hereunder will terminate upon the issuance by the Company of a press release announcing the offering contemplated hereby as provided in Section 19.  The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal or regulatory procedure, it shall provide the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order.

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5.2      Authorization; Validity; Enforcement.  The Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.  The making and performance of this Agreement by the Purchaser and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party or, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to the Purchaser.  No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental agency or body is required on the part of the Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement.  Upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or the enforcement of creditor’s rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws or the public policy underlying such laws.  There is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement.

5.3      Short Sales.  Since the date the Purchaser first discussed with the Company the sale of the Shares contemplated by this Agreement, the Purchaser has not taken, and prior to the public announcement of the transaction the Purchaser shall not take, any action that has caused or will cause the Purchaser to have, directly or indirectly, sold or agreed to sell any shares of Common Stock, effected any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derives any significant part of its value from the Common Stock.

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SECTION 6.      Closing Conditions.  The obligations of the Purchasers hereunder, as to the purchase of the Shares at the Closing shall be subject to the conditions set forth in Section 3 and the following additional conditions:

6.1      Prospectus Supplement; Registration Statement.  The Company shall have filed the Prospectus Supplement with the Commission in the manner and within the time period required by Rule 424(b) promulgated under the Securities Act; the Registration Statement shall remain effective; no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereto shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and

6.2      No Trading Suspension.  There shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the NYSE Amex; (ii) a suspension or material limitation in trading in the Company’s securities on the NASDAQ Global Market.

SECTION 7.      Broker’s Fee.  Each of the parties hereto represents that, on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchasers.

SECTION 8.      Independent Nature of Purchasers’ Obligations and Rights.  The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Agreement.  The decision of each Purchaser to purchase the Shares pursuant to the Agreement has been made by such Purchaser independently of any other Purchaser.  Nothing contained in the Agreement, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreement.  Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Shares or enforcing its rights under this Agreement.  Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

SECTION 9.      Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, e-mail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

if to the Company, to:

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Active Power, Inc.
2128 W. Braker Lane, BK12
Austin, Texas  78758
Attention: John K. Penver
Facsimile: (512) 836-4511

with a copy (which copy shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, Professional Corporation
900 South Capital of Texas Highway
Las Cimas IV, Fifth Floor
Austin, Texas 78746-5546
Attention:  Derek L. Willis, Esq.
Facsimile: (512) 338-5499

or to such other person at such other place as the Company shall designate to the Purchasers in writing; and

if to the Purchasers, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

SECTION 10.    Changes.  This Agreement may not be modified or amended, and no provision may be waived, except pursuant to an instrument in writing signed by the Company and each of the Purchasers.

SECTION 11.    Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

SECTION 12.    Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 13.    Governing Law; Venue; Waiver of Jury Trial.  THIS AGREEMENT IS TO BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE FEDERAL LAW OF THE UNITED STATES OF AMERICA AND THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE INTERNAL LAWS OF THE STATE OF DELAWARE TO THE RIGHTS AND DUTIES OF THE PARTIES.  THE COMPANY AND EACH PURCHASER SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE AND OF ANY DELAWARE STATE COURT SITTING IN DELAWARE FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.  THE COMPANY AND EACH PURCHASER IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.  THE COMPANY AND EACH PURCHASER HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

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SECTION 14.    Counterparts.  This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.  Facsimile and PDF signatures shall be deemed original signatures.

SECTION 15.    Entire Agreement.  This Agreement, the Registration Rights Agreement, the Confidentiality Agreement between the Company and Kinderhook Partners, L.P. dated as of January 18, 2012 (the “Kinderhook Confidentiality Agreement”) the Confidentiality Agreement between the Company and Ardsley Partners dated as of February 22, 2012 (the “Ardsley Confidentiality Agreement” and, collectively with the Kinderhook Confidentiality Agreement, the “Confidentiality Agreements”) and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement and the Confidentiality Agreements.  The parties hereby confirm that each Confidentiality Agreement shall be terminated and shall have no further force or effect effective the third business day after the date of this Agreement.

SECTION 16.    Fees and Expenses.  On the Closing Date, the Company shall pay the reasonable, documented fees and expenses of Latham & Watkins LLP, counsel to one of the Purchasers, related to the transactions contemplated by this Agreement.

SECTION 17.    Parties.  This Agreement is made solely for the benefit of and is binding upon each Purchaser and the Company and no other person shall acquire or have any right under or by virtue of this Agreement.  The term “successor and assigns” shall include any subsequent purchaser, as such purchaser, of the Shares sold to the Purchaser pursuant to this Agreement.

SECTION 18.    Further Assurances.  Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

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SECTION 19.    Securities Laws Disclosure; Publicity.  The Company shall, by 9:00 a.m. New York City time on the first day immediately following the date hereof on which trading is scheduled to take place on the Nasdaq Global Market, issue a press release disclosing all material terms of the transactions contemplated hereby, and by 3:00 p.m. New York City time on the second day following the date hereof on which trading is scheduled to take place on the Nasdaq Global Market, the Company shall file a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby and filing the form of this Agreement as an exhibit in accordance with the applicable Commission rules and regulations.  In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Nasdaq Global Market or any other trading market on which the Common Stock is listed or quoted.  The Company may publicly disclose the name of the Purchasers and include the names of the Purchasers in any filing with the Commission or any regulatory agency or the Nasdaq Global Market or other trading.

SECTION 20.    Survival.  Except as otherwise provided herein, all covenants and agreements made by the Company and the Purchasers herein or in the certificates delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchasers of the Shares being purchased and the payment therefor.  Notwithstanding any investigation made by any party to this Agreement, all representations and warranties made by the Company and the Purchasers herein or in the certificates delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchasers of the Shares being purchased and the payment therefor.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

Active Power, Inc.

By:	/s/ J. Douglas Milner
J. Douglas Milner,
President and Chief Executive Officer

  [Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

Purchaser

Ardsley Renewable Energy Offshore Fund, Ltd.
Name of Purchaser
(Individual or Institution)

British Virgin Islands
Jurisdiction of Purchaser’s Executive Offices

Steve Napoli
Name and Title of Individual representing
Purchaser (if an Institution)

/s/ Steve Napoli
Signature of Individual Purchaser or Individual representing Purchaser (if an Institution)

Address: C/O Ardsley Partner

262 Harbor Drive, 4th fl Stamford CT 06902

Telephone: 203-355-0700

Facsimile: 203-355-0715

E-mail: steve@ardsley.com

Number of Shares: 164,705
Purchase Price per Share: $ 0.68
Aggregate Purchase Price: $ 111,999.40

[Signature Page to Securities Purchase Agreement]

APPENDIX I

ACTIVE POWER, INC.

SUMMARY INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire
Securities Purchase Agreement)

A.	Complete the following items on the Securities Purchase Agreement (Sign two originals):

1.       Signature Page:

  (i)           Name of Purchaser (Individual or Institution)

  (ii)          Name of Individual representing Purchaser (if an Institution)

  (iii)         Title of Individual representing Purchaser (if an Institution)

  (iv)         Signature of Individual Purchaser or Individual representing Purchaser

2.	Appendix I - Stock Certificate Questionnaire:

  Provide the information requested by the Stock Certificate Questionnaire.

3.	Return the properly completed and signed Securities Purchase Agreement including the properly completed Appendix I to (initially by facsimile with original by overnight delivery):

Wilson Sonsini Goodrich & Rosati, Professional Corporation
900 South Capital of Texas Highway
Las Cimas IV, Fifth Floor
Austin, Texas 78746-5546
Attention:  Derek L. Willis, Esq.
Facsimile: (512) 338-5499

B.	Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser by the Company at a later date.

[Signature Page to Securities Purchase Agreement]

ACTIVE POWER, INC.

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 3 of the Agreement, please provide us with the following information:

1.	The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:	Ardsley Renewable Energy Offshore Fund, Ltd.

2.	The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:	Self

3.	The mailing address of the Registered Holder listed in response to item 1 above:	C/O Ardsley Partners 262 Harbor Drive, 4th fl Stamford CT 06902

4.	The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:	N/A

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

Purchaser

Ardsley Offshore Fund, Ltd.
Name of Purchaser
(Individual or Institution)

British Virgin Islands
Jurisdiction of Purchaser’s Executive Offices

Steve Napoli
Name and Title of Individual representing
Purchaser (if an Institution)

/s/ Steve Napoli
Signature of Individual Purchaser or Individual representing Purchaser (if an Institution)

Address: C/O Ardsley Partner

262 Harbor Drive, 4th fl Stamford CT 06902

Telephone: 203-355-0700

Facsimile: 203-355-0715

E-mail: steve@ardsley.com

Number of Shares: 386,911
Purchase Price per Share: $ 0.68
Aggregate Purchase Price: $ 263,099.48

[Signature Page to Securities Purchase Agreement]

APPENDIX I

ACTIVE POWER, INC.

SUMMARY INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire
Securities Purchase Agreement)

A.	Complete the following items on the Securities Purchase Agreement (Sign two originals):

1.       Signature Page:

  (i)           Name of Purchaser (Individual or Institution)

  (ii)          Name of Individual representing Purchaser (if an Institution)

  (iii)         Title of Individual representing Purchaser (if an Institution)

  (iv)         Signature of Individual Purchaser or Individual representing Purchaser

2.	Appendix I - Stock Certificate Questionnaire:

  Provide the information requested by the Stock Certificate Questionnaire.

3.	Return the properly completed and signed Securities Purchase Agreement including the properly completed Appendix I to (initially by facsimile with original by overnight delivery):

Wilson Sonsini Goodrich & Rosati, Professional Corporation
900 South Capital of Texas Highway
Las Cimas IV, Fifth Floor
Austin, Texas 78746-5546
Attention:  Derek L. Willis, Esq.
Facsimile: (512) 338-5499

B.	Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser by the Company at a later date.

[Signature Page to Securities Purchase Agreement]

ACTIVE POWER, INC.

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 3 of the Agreement, please provide us with the following information:

1.	The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:	Ardsley Offshore Fund, Ltd.

2.	The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:	Self

3.	The mailing address of the Registered Holder listed in response to item 1 above:	C/O Ardsley Partners 262 Harbor Drive, 4th fl Stamford CT 06902

4.	The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:	N/A

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

Purchaser

Ardsley Partners Renewable Energy Fund, L.P.
Name of Purchaser
(Individual or Institution)

Stamford, Connecticut
Jurisdiction of Purchaser’s Executive Offices

Steve Napoli
Name and Title of Individual representing
Purchaser (if an Institution)

/s/ Steve Napoli
Signature of Individual Purchaser or Individual representing Purchaser (if an Institution)

Address: 262 Harbor Drive, 4th fl Stamford CT 06902

Telephone: 203-355-0700

Facsimile: 203-355-0715

E-mail: steve@ardsley.com

Number of Shares: 1,673,529
Purchase Price per Share: $ 0.68
Aggregate Purchase Price: $ 1,137,999.72

[Signature Page to Securities Purchase Agreement]

APPENDIX I

ACTIVE POWER, INC.

SUMMARY INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire
Securities Purchase Agreement)

A.	Complete the following items on the Securities Purchase Agreement (Sign two originals):

1.       Signature Page:

  (i)           Name of Purchaser (Individual or Institution)

  (ii)          Name of Individual representing Purchaser (if an Institution)

  (iii)         Title of Individual representing Purchaser (if an Institution)

  (iv)         Signature of Individual Purchaser or Individual representing Purchaser

2.	Appendix I - Stock Certificate Questionnaire:

  Provide the information requested by the Stock Certificate Questionnaire.

3.	Return the properly completed and signed Securities Purchase Agreement including the properly completed Appendix I to (initially by facsimile with original by overnight delivery):

Wilson Sonsini Goodrich & Rosati, Professional Corporation
900 South Capital of Texas Highway
Las Cimas IV, Fifth Floor
Austin, Texas 78746-5546
Attention:  Derek L. Willis, Esq.
Facsimile: (512) 338-5499

B.	Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser by the Company at a later date.

[Signature Page to Securities Purchase Agreement]

ACTIVE POWER, INC.

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 3 of the Agreement, please provide us with the following information:

1.	The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:	Ardsley Partners Renewable Energy Fund, L.P.

2.	The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:	Self

3.	The mailing address of the Registered Holder listed in response to item 1 above:	C/O Ardsley Partners 262 Harbor Drive, 4th fl Stamford CT 06902

4.	The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:	11-3780097

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

Purchaser

Ardsley Partners Fund II, L.P.
Name of Purchaser
(Individual or Institution)

Stamford, Connecticut
Jurisdiction of Purchaser’s Executive Offices

Steve Napoli
Name and Title of Individual representing
Purchaser (if an Institution)

/s/ Steve Napoli
Signature of Individual Purchaser or Individual representing Purchaser (if an Institution)

Address: 262 Harbor Drive, 4th fl Stamford CT 06902

Telephone: 203-355-0700

Facsimile: 203-355-0715

E-mail: steve@ardsley.com

Number of Shares: 3,288,235
Purchase Price per Share: $ 0.68
Aggregate Purchase Price: $ 2,235,999.80

[Signature Page to Securities Purchase Agreement]

APPENDIX I

ACTIVE POWER, INC.

SUMMARY INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire
Securities Purchase Agreement)

A.	Complete the following items on the Securities Purchase Agreement (Sign two originals):

1.       Signature Page:

  (i)           Name of Purchaser (Individual or Institution)

  (ii)          Name of Individual representing Purchaser (if an Institution)

  (iii)         Title of Individual representing Purchaser (if an Institution)

  (iv)        Signature of Individual Purchaser or Individual representing Purchaser

2.	Appendix I - Stock Certificate Questionnaire:

  Provide the information requested by the Stock Certificate Questionnaire.

3.	Return the properly completed and signed Securities Purchase Agreement including the properly completed Appendix I to (initially by facsimile with original by overnight delivery):

Wilson Sonsini Goodrich & Rosati, Professional Corporation
900 South Capital of Texas Highway
Las Cimas IV, Fifth Floor
Austin, Texas 78746-5546
Attention:  Derek L. Willis, Esq.
Facsimile: (512) 338-5499

B.	Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser by the Company at a later date.

[Signature Page to Securities Purchase Agreement]

ACTIVE POWER, INC.

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 3 of the Agreement, please provide us with the following information:

1.	The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:	Ardsley Partners Fund II, L.P.

2.	The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:	Self

3.	The mailing address of the Registered Holder listed in response to item 1 above:	C/O Ardsley Partners 262 Harbor Drive, 4th fl Stamford CT 06902

4.	The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:	13-3476175

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

Purchaser

KINDERHOOK PARTNERS, LP
By: Kinderhook GP, LLC

By:	/s/ Tushar Shah
Name: Tushar Shah
Title: Managing Member

Address:
2 Executive Drive, Suite 585
Fort Lee, New Jersey 07024

Telephone: (201) 461-0955
Facsimile: (201) 461-7793
E-mail: tshah@kinderhookpartners.com

Number of Shares: 8,823,529
Purchase Price per Share: $0.68
Aggregate Purchase Price: $5,999,999.72

[Signature Page to Securities Purchase Agreement]

APPENDIX I

ACTIVE POWER, INC.

SUMMARY INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire
Securities Purchase Agreement)

A.	Complete the following items on the Securities Purchase Agreement (Sign two originals):

1.       Signature Page:

  (i)           Name of Purchaser (Individual or Institution)

  (ii)          Name of Individual representing Purchaser (if an Institution)

  (iii)         Title of Individual representing Purchaser (if an Institution)

  (iv)         Signature of Individual Purchaser or Individual representing Purchaser

2.	Appendix I - Stock Certificate Questionnaire:

  Provide the information requested by the Stock Certificate Questionnaire.

3.	Return the properly completed and signed Securities Purchase Agreement including the properly completed Appendix I to (initially by facsimile with original by overnight delivery):

Wilson Sonsini Goodrich & Rosati, Professional Corporation
900 South Capital of Texas Highway
Las Cimas IV, Fifth Floor
Austin, Texas 78746-5546
Attention:  Derek L. Willis, Esq.
Facsimile: (512) 338-5499

B.	Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser by the Company at a later date.

ACTIVE POWER, INC.

STOCK CERTIFICATE QUESTIONNAIRE

Pursuant to Section 3 of the Agreement, please provide us with the following information:

1.	The exact name that your Shares are to be registered in (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:	Kinderhook Partners, LP

2.	The relationship between the Purchaser of the Shares and the Registered Holder listed in response to item 1 above:	N/A

3.	The mailing address of the Registered Holder listed in response to item 1 above:	Kinderhook Partners, LP 2 Executive Drive, Suite 585 Fort Lee, NJ 07024

4.	The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:	14-1870126